MUNIYIELD
FLORIDA
INSURED FUND




FUND LOGO




Annual Report

October 31, 1998


This report, including the financial information herein, is transmitted to the shareholders of MuniYield Florida Insured Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield Florida
Insured Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MuniYield Florida Insured Fund


TO OUR SHAREHOLDERS

For the year ended October 31, 1998, the Common Shares of MuniYield Florida Insured Fund earned $0.915 per share income dividends, which included earned and unpaid dividends of $0.071. This represents a net annualized yield of 5.79%, based on a month-end net asset value of $15.79 per share. Over the same period, the total investment return on the Fund's Common Shares was +8.76%, based on a change in per share net asset value from $15.50 to $15.79, and assuming reinvestment of $0.915 per share income dividends and $0.097 per share capital gains distributions.

For the six months ended October 31, 1998, the total investment return on the Fund's Common Shares was +6.09%, based on a change in per share net asset value from $15.29 to $15.79, and assuming reinvestment of $0.417 per share income dividends.

For the six-month period ended October 31, 1998, the Fund's Auction Market Preferred Shares had an average yield of 3.58%.


The Municipal Market Environment
During the six months ended October 31, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 90 basis points (0.90%) to approximately 5% by the end of September. This is the lowest level since the US Treasury reintroduced 30-year maturity bond auctions in 1977.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt instruments back to various world equity markets. US Treasury security yields rose for the remainder of the month to end October at 5.15%. During the six-month period ended October 31, 1998, long-term Treasury security yields declined approximately 80 basis points.

During the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of more than 15% over the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.



MuniYield Florida Insured Fund
October 31, 1998



The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended October 31, 1998, just over $60 billion in new long-term municipal bonds were underwritten, a decline of 4% compared to the same quarter a year ago. During the month of October, there were less than $20 billion in new municipal bond securities issued, a decline of over 10% compared to October 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.

Throughout the six-month period ended October 31, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the unmanaged Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined over 40 basis points to 5.09% by the end of September, their lowest level since the early 1970s. Municipal bond yields rose during October to end the period at 5.24%. Over the past six months, long-term tax-exempt bond yields declined almost 30 basis points.

Although municipal bond yields declined during the six-month period, recent supply pressures and the absence of the safe haven status enjoyed by US securities caused municipal bond yields to rise relative to US Treasury bond yields. At October 31, 1998, long-term tax-exempt bond yield spreads were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their historic range of 85%--88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. At present, almost the entire municipal bond universe, across nearly all maturity and credit sectors, can be purchased at yields greater than their taxable counterparts. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.


Portfolio Strategy
During the six-month period ended October 31, 1998, we maintained our constructive investment strategy. The Asian equity market turmoil created an increase in demand for US Treasury securities, sending both taxable and tax-exempt bond yields lower. We believed a continuation of equity market declines would have a negative impact on economic growth, further constraining global inflation and forcing interest rates lower. This proved to be true as turmoil increased in various parts of the world, including Brazil and Russia. Our constructive strategy enabled the Fund to fully participate in the bond market rally and realize an attractive total return.

We believe that interest rates are likely to continue to trend lower in the months ahead. Global economic growth appears to be slowing substantially. Central banks throughout the world, including the US Federal Reserve Board, are trying to stimulate economic growth by easing monetary policy. However, these actions are likely to have a delayed impact. Consequently, our investment outlook will remain constructive until there are signs that the economy has started responding to the monetary stimulus.



MuniYield Florida Insured Fund
October 31, 1998



During the six-month period ended October 31, 1998, the yield on the Fund's Auction Market Preferred Shares traded between 2.35% and 4.00%. Leverage continues to benefit the Common Shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term tax-exempt rates narrow, the benefits of leverage will decline and, as a result, reduce the yield to the Fund's Common Shares. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)

In Conclusion
We thank you for your support of MuniYield Florida Insured Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



December 7, 1998



We are pleased to announce that William R. Bock is responsible for the day-to-day management of MuniYield Florida Insured Fund. Mr. Bock has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1989 as Vice President.




MuniYield Florida Insured Fund
October 31, 1998



PROXY RESULTS

During the six-month period ended October 31, 1998, MuniYield
Florida Insured Fund Common Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 14, 1998. The description of each proposal and number of shares voted are as follows:

                                                                              Shares                    Shares Withheld
                                                                             Voted For                    From Voting
1. To elect the Fund's Board of Trustees:    Edward H. Meyer                 7,945,373                      160,244
                                             Jack B. Sunderland              7,945,873                      159,744
                                             J. Thomas Touchton              7,947,373                      158,244
                                             Fred G. Weiss                   7,947,373                      158,244
                                             Arthur Zeikel                   7,943,573                      162,044

                                                                              Shares      Shares Voted    Shares Voted
                                                                             Voted For       Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                         8,001,180        21,903         82,534


During the six-month period ended October 31, 1998, MuniYield
Florida Insured Fund Preferred Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 14, 1998. The description of each proposal and number of shares voted are as follows:


                                                                              Shares                    Shares Withheld
                                                                             Voted For                    From Voting
1. To elect the Fund's Board of Trustees:    Donald Cecil                      1,838                           5
                                             M. Colyer Crum                    1,838                           5
                                             Edward H. Meyer                   1,838                           5
                                             Jack B. Sunderland                1,838                           5
                                             J. Thomas Touchton                1,838                           5
                                             Fred G. Weiss                     1,838                           5
                                             Arthur Zeikel                     1,838                           5

                                                                              Shares      Shares Voted    Shares Voted
                                                                             Voted For       Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                           1,838            0              5


MuniYield Florida Insured Fund
October 31, 1998


THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Florida Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Shares capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.



MuniYield Florida Insured Fund
October 31, 1998



PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Florida Insured Fund's portfolio holdings in the Schedule of Invest-ments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
DATES  Daily Adjustable Tax-Exempt Securities
HFA    Housing Finance Authority
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bonds
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                  Issue                                                 (Note 1a)

Alaska--2.4%
A1+      P1     $ 4,600   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Exxon Pipeline
                          Co. Project), VRDN, Series C, 3.70% due 12/01/2033 (e)                               $   4,600

Florida--101.1%

AAA      Aaa      5,585   Auburndale, Florida, Water and Sewer Revenue Refunding Bonds, 5.25% due
                          12/01/2025 (a)                                                                           5,706

AAA      Aaa      2,000   Bay Medical Center, Florida, Hospital Revenue Bonds (Bay Medical Center
                          Project), 5% due 10/01/2022 (a)                                                          1,972

                          Boynton Beach, Florida, Utility System Revenue Bonds (b):
AAA      Aaa        700     6.25% due 11/01/2020 (h)                                                                 826
AAA      Aaa      3,375     Refunding, 6.25% due 11/01/2020                                                        3,711

AAA      Aaa      3,000   Brevard County, Florida, IDR (NUI Corporation Project), AMT, 6.40% due
                          10/01/2024 (a)                                                                           3,341

                          Citrus County, Florida, PCR, Refunding (Florida Power Corporation--Crystal
                          River) (c):
AAA      Aaa      2,100     Series A, 6.625% due 1/01/2027                                                         2,293
AAA      Aaa      5,750     Series B, 6.35% due 2/01/2022                                                          6,305

                          Dade County, Florida, Aviation Revenue Bonds, AMT, Series B (c):
AAA      Aaa      2,650     6.55% due 10/01/2013                                                                   2,929
AAA      Aaa     12,715     6.60% due 10/01/2022                                                                  14,052
AAA      Aaa      5,000     (Miami International Airport), 5.75% due 10/01/2012                                    5,441

AAA      Aaa      4,500   Dade County, Florida, Health Facilities Authority, Hospital Revenue Bonds
                          (Baptist Hospital of Miami Project), Series A, 5.75% due 5/01/2021 (c)(h)                4,975

AAA      Aaa      5,000   Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds (Multi-
                          County Program), AMT, 7% due 4/01/2028 (f)(g)                                            5,520

AAA      Aaa      3,000   First Florida Governmental Financing Commission Revenue Bonds, 5.70% due
                          7/01/2017 (c)                                                                            3,241

AAA      Aaa      1,150   Florida HFA (Brittany Rosemont Apartments), AMT, Series C-1, 6.75% due
                          8/01/2014 (a)                                                                            1,264

NR*      Aaa      1,455   Florida HFA, Home Ownership Revenue Bonds, AMT, Series G-1, 7.90% due
                          3/01/2022 (g)                                                                           1,533

                          Florida State Board of Education, Public Education (Capital Outlay):
AA+      Aa2      3,000     Refunding, Series A, 7.25% due 6/01/2023                                               3,211
AA+      Aa2      1,750     Series B, 5.875% due 6/01/2020                                                         1,884
AA+      Aa2      2,650     Series B, 5.875% due 6/01/2024                                                         2,869
AAA      Aaa      7,500     Series B, 4.50% due 6/01/2028 (c)                                                      6,935

AAA      Aaa      3,200   Florida State Department of General Services Revenue Bonds (Florida
                          Management Division--Pool Facilities), Series B, 4.50% due 9/01/2023 (i)                 2,978

AAA      Aaa      1,000   Hillsborough County, Florida, IDA, Revenue Bonds (Allegany Health System--
                          J. Knox Village), 6.375% due 12/01/2003 (c)(d)                                           1,088


MuniYield Florida Insured Fund
October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                  Issue                                                 (Note 1a)

Florida (continued)
NR*      Aaa    $ 8,250   Indian Trace Community, Development District, Florida, Water Management
                          (Special Benefit Assessment), 5% due 5/01/2027 (c)                                   $   8,225

AAA      Aaa      7,645   Jacksonville, Florida, Capital Improvement Revenue Refunding Bonds (Stadium
                          Project), 4.75% due 10/01/2025 (a)                                                       7,331

AA       Aa2      9,000   Jacksonville, Florida, Electric Authority Revenue Bonds, Series 3-A, 5.10%
                          due 10/01/2032                                                                           8,971

AAA      Aaa      2,000   Jacksonville, Florida, Excise Taxes Revenue Refunding Bonds, 6.50% due
                          10/01/2013 (a)                                                                           2,214

NR*      VMIG1++  1,800   Jacksonville, Florida, Health Facilities Authority, Hospital Revenue
                          Refunding Bonds (Genesis Rehabilitation Hospital), VRDN, 3.75% due
                          5/01/2021 (e)                                                                            1,800

A1+      VMIG1++  3,700   Jacksonville, Florida, PCR, Refunding (Florida Power and Light Co.
                          Project), VRDN, 3.70% due 5/01/2029 (e)                                                  3,700

AAA      NR*      2,345   Lee County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County Program),
                          AMT, Series A, Sub-Series 3, 7.45% due 9/01/2027 (f)(g)                                  2,665

A-       A3       5,000   Leesburg, Florida, Hospital Revenue Refunding Bonds (Leesburg Regional Medical
                          Center Project), Series A, 6.125% due 7/01/2012                                          5,375

AAA      Aaa      3,000   Manatee County, Florida, School Board Refunding Bonds, COP, 4.875% due
                          7/01/2021 (c)                                                                            2,921

AAA      Aaa      1,000   Marion County, Florida, Hospital District, Revenue Refunding Bonds (Monroe
                          Regional Medical Center), 6.25% due 10/01/2012 (b)                                       1,094

AAA      Aaa      2,545   Miami Beach, Florida, Parking Revenue Bonds, 5.125% due 9/01/2022 (i)                    2,554

                          Miami-Dade County, Florida, Special Obligation Bonds (c):
AAA      Aaa     17,455     Refunding, Series A, 5.60%* * due 10/01/2024                                           4,435
AAA      Aaa      5,000     Series B, 5% due 10/01/2037                                                            4,949

AAA      Aaa      2,515   North Miami Beach, Florida, UT, 6.30% due 2/01/2024 (b)                                  2,802

AAA      Aaa      1,210   Okaloosa County, Florida, Gas District Revenue Bonds (Gas System), Series A,
                          5.20% due 10/01/2017 (c)                                                                 1,246

NR*      Aaa      1,680   Orange County, Florida, School Board Refunding Bonds, COP, Series A, 5.375%
                          due 8/01/2017 (c)                                                                        1,748

                          Orange County, Florida, Tourist Development, Tax Revenue Bonds (a):
AAA      Aaa      1,000     Refunding, Series A, 6.50% due 10/01/2010                                              1,109
AAA      Aaa      4,815     Series B, 6.50% due 10/01/2002 (d)                                                     5,394

AAA      Aaa      1,500   Palm Beach County, Florida, Criminal Justice Facilities Revenue Bonds, 7.20%
                          due 6/01/2015 (b)                                                                        1,924

AAA      Aaa      2,000   Palm Beach County, Florida, Solid Waste Authority, Revenue Refunding and
                          Improvement Bonds, 6.25% due 12/01/2002 (c)(d)                                           2,229

AAA      Aaa      2,500   Pasco County, Florida, PCR, Refunding (Florida Power--Anclote), Series A,
                          6.35% due 2/01/2022 (c)                                                                  2,741

A1+      VMIG1++    400   Pinellas County, Florida, Health Facilities Authority, Revenue Refunding
                          Bonds (Pooled Hospital Loan Program), DATES, 3.70% due 12/01/2015 (e)                      400

A1+      VMIG1++  2,300   Putnam County, Florida, Development Authority, PCR, Refunding (Florida Power &
                          Light Co. Project), VRDN, 3.70% due 9/01/2024 (e)                                        2,300

AAA      Aaa      4,060   Saint Petersburg, Florida, Health Facilities Authority Revenue Bonds (Allegany
                          Health System), Series A, 7% due 12/01/2001 (c)(d)                                       4,528

AAA      Aaa      5,000   Sarasota County, Florida, Public Hospital Board, Revenue Refunding Bonds
                          (Sarasota Memorial Hospital), Series B, 5.50% due 7/01/2028 (c)                          5,392

AAA      Aaa      4,920   Sarasota County, Florida, Utility System Revenue Bonds, 6.50% due
                          10/01/2004 (b)(d)                                                                        5,677

AAA      Aaa      2,250   South Broward Hospital District, Florida, Revenue Bonds, RIB, Series C,
                          9.338% due 5/01/2001 (a)(d)(j)                                                           2,652


MuniYield Florida Insured Fund
October 31, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                  Issue                                                 (Note 1a)

Florida (concluded)
AAA      Aaa    $ 2,275   South Florida Water Management District, Special Obligation Land Acquisition
                          Bonds, 6% due 10/01/2015 (a)                                                          $  2,463

AAA      Aaa      5,000   Tallahassee, Florida, Energy System, Revenue Refunding Bonds, Series A, 4.75%
                          due 10/01/2026 (i)                                                                       4,791

AAA      Aaa      9,000   Tampa Bay, Florida, Water Utility System, Revenue Refunding Bonds, Series B,
                          4.75% due 10/01/2027 (b)                                                                 8,618

New York--0.6%

A1+      VMIG1++  1,100   Long Island Power Authority, New York, Electric System Revenue Bonds, VRDN,
                          Sub-Series 5, 3.70% due 5/01/2033 (e)                                                    1,100

Utah--0.5%

A1+      VMIG1++  1,000   Emery County, Utah, PCR, Refunding (Pacificorp Projects), VRDN, 3.70% due
                          11/01/2024 (a)(e)                                                                        1,000

Puerto Rico--1.5%

A        Baa1     3,000   Puerto Rico Commonwealth Highway and Transporation Authority, Transporation
                          Revenue Bonds, Series A, 5% due 7/01/2038                                                2,929

Total Investments (Cost--$193,198)--106.1%                                                                       203,951

Liabilities in Excess of Other Assets--(6.1%)                                                                    (11,638)
                                                                                                                --------
Net Assets--100.0%                                                                                              $192,313
                                                                                                                ========


(a)AMBAC Insured.
(b)FGIC Insured.
(c)MBIA Insured.
(d)Prerefunded.
(e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(f)FNMA Collateralized.
(g)GNMA Collateralized.
(h)Escrowed to maturity.
(i)FSA Insured.
(j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
 *Not Rated.
**Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.
  Ratings of issues shown have not been audited by Deloitte & Touche
  LLP.


See Notes to Financial Statements.



QUALITY PROFILE

The quality ratings of securities in the Fund as of October 31, 1998 were as follows:

                                 Percent of
S&P Rating/Moody's Rating        Net Assets

AAA/Aaa                             81.6%
AA/Aa                               12.4
A/A                                  4.3
Other++                              7.8

[FN]
++Temporary investments in short-term municipal securities.



MuniYield Florida Insured Fund
October 31, 1998


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1998
Assets:             Investments, at value (identified cost--$193,197,913) (Note 1a)                         $203,951,406
                    Cash                                                                                          66,934
                    Receivables:
                      Interest                                                             $  2,228,385
                      Securities sold                                                         1,120,818        3,349,203
                                                                                           ------------
                    Prepaid expenses and other assets                                                              7,323
                                                                                                            ------------
                    Total assets                                                                             207,374,866
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   14,794,234
                      Dividends to shareholders (Note 1e)                                       106,587
                      Investment adviser (Note 2)                                                84,756       14,985,577
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        76,335
                                                                                                            ------------
                    Total liabilities                                                                         15,061,912
                                                                                                            ------------

Net Assets:         Net assets                                                                              $192,312,954
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares of beneficial
                    interest authorized) (Note 4):
                      Preferred Shares, par value $.05 per share (2,400 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 60,000,000
                      Common Shares, par value $.10 per share (8,377,815 shares
                      issued and outstanding)                                              $    837,782
                    Paid-in capital in excess of par                                        116,707,746
                    Undistributed investment income--net                                      1,394,253
                    Undistributed realized capital gains on investments--net                  2,619,680
                    Unrealized appreciation on investments--net                              10,753,493
                                                                                           ------------
                    Total--Equivalent to $15.79 net asset value per Common Share
                    (market price--$15.625)                                                                  132,312,954
                                                                                                            ------------
                    Total capital                                                                           $192,312,954
                                                                                                            ============

                   *Auction Market Preferred Shares.

                    See Notes to Financial Statements.


MuniYield Florida Insured Fund
October 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                     For the Year Ended
                                                                                                        October 31, 1998
Investment Income   Interest and amortization of premium and discount earned                                $ 10,402,482
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    951,732
                    Commission fees (Note 4)                                                    152,232
                    Professional fees                                                            75,693
                    Accounting services (Note 2)                                                 49,352
                    Trustees' fees and expenses                                                  26,127
                    Transfer agent fees                                                          22,850
                    Printing and shareholder reports                                             22,188
                    Listing fees                                                                 16,187
                    Custodian fees                                                               11,925
                    Pricing fees                                                                  8,964
                    Other                                                                        14,098
                                                                                           ------------
                    Total expenses                                                                             1,351,348
                                                                                                            ------------
                    Investment income--net                                                                     9,051,134
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          4,616,775
Unrealized Gain     Change in unrealized appreciation on investments--net                                       (468,727)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 13,199,182
(Notes 1b,                                                                                                  ------------
1d & 3):

                    See Notes to Financial Statements.


MuniYield Florida Insured Fund
October 31, 1998


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                   October 31,
Increase (Decrease) in Net Assets:                                                             1998              1997
Operations:         Investment income--net                                                 $  9,051,134     $  9,218,942
                    Realized gain on investments--net                                         4,616,775        1,513,100
                    Change in unrealized appreciation/depreciation on investments--net         (468,727)       2,822,054
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     13,199,182       13,554,096
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Shares                                                          (7,008,478)      (7,118,026)
Shareholders          Preferred Shares                                                       (1,895,496)      (1,789,728)
(Note 1e):          Realized gain on investments--net:
                      Common Shares                                                          (1,461,030)      (1,857,429)
                      Preferred Shares                                                         (351,960)        (523,706)
                    In excess of realized gain on investments--net:
                      Common Shares                                                                  --         (140,870)
                      Preferred Shares                                                               --          (39,718)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (10,716,964)     (11,469,477)
                                                                                           ------------     ------------

Beneficial          Value of shares issued to Common Shareholders in reinvestment
Interest            of dividends and distributions                                              425,744               --
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total increase in net assets                                              2,907,962        2,084,619
                    Beginning of year                                                       189,404,992      187,320,373
                                                                                           ------------     ------------
                    End of year*                                                           $192,312,954     $189,404,992
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1f)                         $  1,394,253     $  1,243,605
                                                                                           ============     ============

                    See Notes to Financial Statements.



MuniYield Florida Insured Fund
October 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                 For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1998       1997      1996      1995       1994
Per Share           Net asset value, beginning of year                $  15.50   $  15.25  $  15.16  $  13.70   $  16.56
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.09       1.10      1.08      1.12       1.13
                    Realized and unrealized gain (loss) on
                    investments--net                                       .48        .52       .17      1.45      (2.70)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.57       1.62      1.25      2.57      (1.57)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Shareholders:
                      Investment income--net                              (.84)      (.85)     (.84)     (.84)      (.91)
                      Realized gain on investments--net                   (.17)      (.22)     (.06)        --      (.15)
                      In excess of realized gain on
                      investments--net                                      --       (.02)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Shareholders                                         (1.01)     (1.09)     (.90)     (.84)     (1.06)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Share activity:
                      Dividends and distributions to Preferred
                      Shareholders:
                        Investment income--net                            (.23)      (.21)     (.24)     (.27)      (.20)
                        Realized gain on investments--net                 (.04)      (.07)     (.02)       --       (.03)
                        In excess of realized gain on
                        investments--net                                    --         --++      --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Share activity              (.27)      (.28)     (.26)     (.27)      (.23)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  15.79   $  15.50  $  15.25  $  15.16   $  13.70
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $ 15.625   $  15.00  $ 14.125  $  13.50   $ 11.375
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     11.21%     14.41%    11.48%    26.46%    (27.46%)
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                   8.76%      9.50%     7.18%    17.91%    (10.98%)
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .71%       .71%      .73%      .75%       .75%
Net Assets:**                                                         ========   ========  ========  ========   ========
                    Investment income--net                               4.76%      4.92%     4.88%     5.18%      4.99%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Shares,
Data:               end of year (in thousands)                        $132,313   $129,405  $127,320  $126,557   $114,441
                                                                      ========   ========  ========  ========   ========
                    Preferred Shares outstanding, end of
                    year (in thousands)                               $ 60,000   $ 60,000  $ 60,000  $ 60,000   $ 60,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  62.35%     73.79%   156.11%   107.90%     51.81%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,205   $  3,157  $  3,122  $  3,109   $  2,907
                                                                      ========   ========  ========  ========   ========

Dividends           Investment income--net                            $    790   $    746  $    832  $    925   $    688
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Shares
Outstanding:++++


                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  **Do not reflect the effect of dividends to Preferred Shareholders.
                  ++Amount is less than $.01 per share.
                ++++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

                    See Notes to Financial Statements.



MuniYield Florida Insured Fund
October 31, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Florida Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.



MuniYield Florida Insured Fund
October 31, 1998



(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $468 have been reclassified between undistributed net realized capital gains and undistributed net investment income and $3,020 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $117,066,801 and $118,858,371, respectively.

Net realized gains for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:


                                    Realized      Unrealized
                                      Gains         Gains

Long-term investments              $4,616,775    $10,753,493
                                   ----------    -----------
Total                              $4,616,775    $10,753,493
                                   ==========    ===========


As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $10,753,493, of which $11,099,498 related to appreciated securities and $346,005 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $193,197,913.


4. Beneficial Interest Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the year ended October 31, 1998 increased by 27,352 as a result of dividend reinvestment and during the year ended October 31, 1997 remained constant.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1998 was 3.25%.

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $87,681 as commissions.


5. Subsequent Event:
On November 5, 1998, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.071351 per share, payable on November 27, 1998 to shareholders of record as of November 20, 1998.






MuniYield Florida Insured Fund
October 31, 1998

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
MuniYield Florida Insured Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Florida Insured Fund, as of October 31, 1998, the related statement of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Florida Insured Fund as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated years in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 10, 1998
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield Florida Insured Fund during its taxable year ended October 31, 1998 qualify as tax-exempt interest dividends for Federal Income tax purposes. Additionally, the following table summarizes the per share capital gains distributions paid by the Fund during the year:

                                                  Payable          Ordinary        Long-Term
                                                    Date            Income       Capital Gains*
Common Shareholders                               12/30/97          $  .077561      $  .097299

Preferred Shareholders                            11/18/97          $10.71          $13.22
                                                  11/25/97          $13.01          $16.08
                                                  12/02/97          $12.43          $15.48
                                                  12/09/97          $12.63          $15.84
                                                  12/16/97          $12.14          $15.38
                                                  12/23/97          $ 4.13          $ 5.60

*Of this distribution, 73.16% is subject to the 28% tax rate and 26.84% is subject to the 20% tax rate.

Please retain this information for your records.

MuniYield Florida Insured Fund
October 31, 1998


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MFT